                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 1, 2005

                          MORGAN STANLEY CAPITAL I INC.
             (Exact name of registrant as specified in its charter)

        DELAWARE                     333-104283                 13-3291626
     (State or Other           (Commission File Number)      (I.R.S. Employer
Jurisdiction Incorporation)                               Identification Number)

                                  1585 Broadway
                                    2nd Floor
                            New York, New York 10036
                          (principal executive offices)
        Registrant's telephone number, including area code (212) 761-4000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 14e-4(c) under the Exchange
Act (17 CFR 240.14e-4(c))

Section 8   Other Events

Item 8.01   Other Events

            On January 27, 2005, Morgan Stanley Capital I Inc. (the "Company")
entered into a Pooling and Servicing Agreement dated as of January 1, 2005 (the
"Pooling and Servicing Agreement") by and among the Company, as depositor, Wells
Fargo Bank, National Association, as master servicer (the "Master Servicer"),
ARCap Servicing, Inc., as special servicer (the "Special Servicer"), LaSalle
Bank National Association, as trustee (the "Trustee"), ABN AMRO

Bank N.V., as fiscal agent (the "Fiscal Agent), and Wells Fargo Bank, National
Association, as paying agent and certificate registrar (the "Paying Agent and
Certificate Registrar"), providing for the Company's Mortgage Pass-Through
Certificates, Series 2005-TOP17. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

Section 9  Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

           (a) Financial Statements of Business Acquired
           Not applicable.

           (b) Pro Forma Financial Information
           Not applicable.

           (c) Exhibits:

Exhibit No.               Description
-----------               -----------
99.1                      Pooling and Servicing Agreement dated as of January 1,
                          2005, among the Company, the Master Servicer, the
                          Special Servicer, the Trustee, the Fiscal Agent, the
                          Paying Agent and Certificate Registrar.

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 1, 2005

MORGAN STANLEY CAPITAL I INC.

By:         /s/ Warren Friend
     -------------------------------------
     Name:  Warren Friend
     Title: Executive Director

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